UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Railroad Avenue

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 16, 2025, Mawson Infrastructure Group Inc. (the “Company”) received written notice from the Listing Qualifications Hearings Department of The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company has regained compliance with the $1.00 bid price requirement for continued listing on The Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

As previously disclosed, the Company was notified by Nasdaq that the Company no longer satisfied the Bid Price Rule and the $35 million market value of listed securities (“MVLS”) requirement set forth in Nasdaq Listing Rule 5550(b) (the “MVLS Rule”).

In response, the Company attended a hearing before the Nasdaq Hearings Panel (the “Panel”) to present its plan to evidence compliance with the Bid Price Rule and the $2.5 million stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b) (the “Stockholders’ Equity Rule”) alternative to the MVLS Rule.

The Company remains under an extension granted by the Panel to evidence compliance with the Stockholders’ Equity Rule through December 19, 2025.

As previously disclosed, on October 17, 2025, the Company filed a prospectus supplement to its prospectus dated September 15, 2025 (the “Prospectus”) to register the offer and sale of shares of its common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $9.6 million from time to time under the At The Market Offering Agreement by and between the Company and H.C. Wainwright & Co. LLC (“Wainwright”), dated as of October 16, 2025 (the “Sales Agreement”). On December 11, 2025, the Company filed another prospectus supplement to the Prospectus to register the offer and sale of additional shares of Common Stock having an aggregate offering price of up to $40 million from time to time under the Sales Agreement.

To date, the Company has sold 2,161,379 shares of Common Stock pursuant to the Sales Agreement for aggregate net proceeds of approximately $13.2 million. As a result, the Company believes it has stockholders’ equity of at least $2.5 million as required under the Stockholders’ Equity Rule (in lieu of compliance with the MVLS Rule) as of the date of this filing. The Company awaits Nasdaq’s formal confirmation that it has evidenced compliance with all applicable criteria for continued listing on The Nasdaq Capital Market and will provide an update regarding its listing status as soon as practicable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Examples of forward-looking statements herein include, among others, statements regarding Wainwright’s ability to complete future placements pursuant to the Sales Agreement, even if instructed to do so, the Company’s ability to regain compliance with Nasdaq’s listing standards and anticipated actions to be taken by Nasdaq in the future.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure; the Company’s ability to continue as a going concern; the Company’s ability to cure any continued listing deficiencies and maintain the listing of the Common Stock on Nasdaq; the availability of the Company’s “at-the-market”  program and the Company’s ability or inability to secure additional funds through equity financing transactions; access to reliable and reasonably priced electricity sources; operational, maintenance, repair, safety, and construction risks; the failure or breakdown of mining equipment, or internet connection failure; the Company’s reliance on key management personnel and employees; the Company’s ability to attract or retain the talent needed to sustain or grow the business; the Company’s ability to develop and execute on the Company’s business strategy and plans; counterparty risks related to the Company’s customers, agreements and/or contracts; the loss of a significant digital colocation customer; adverse actions by creditors, debt providers, or other parties; continued evolution and uncertainty related to growth in blockchain and Bitcoin and other digital assets’ usage; high volatility in Bitcoin and other digital assets’ prices and in value attributable to the Company’s business; the Company’s need to, and difficulty in, raising additional debt or equity capital and the availability of financing opportunities; failure to maintain required compliance to remain eligible for the most cost-effective forms of raising additional equity capital; the evolution of artificial intelligence  (“AI”) and high-performance computing (“HPC”) market and changing technologies; the slower than expected growth in demand for AI, HPC and other accelerated computing technologies; the ability to timely implement and execute on AI and HPC digital infrastructure contracts or deployment; the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned; downturns in the digital assets industry; counterparty risks and risks of delayed or delinquent payments from customers and others; inflation, economic or political environment; cyber-security threats; the Company’s ability to obtain proper insurance; banks and other financial institutions ceasing to provide services to the Company’s industry; changes to the Bitcoin and/or other networks’ protocols and software; the decrease in the incentive or increased network difficulty to mine Bitcoin; the increase of transaction fees related to digital assets; the fraud or security failures of large digital asset exchanges; the regulation and taxation of digital assets like Bitcoin; the Company’s ability to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; how the Common Stock may and/or will be impacted by the dismissal of the involuntary petition filed against us in the United States Bankruptcy Court for the District of Delaware; material litigation, investigations, or enforcement actions, including by regulators and governmental authorities; and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: December 17, 2025	By:	/s/ Kaliste Saloom
Kaliste Saloom
Interim Chief Executive Officer, General Counsel and Corporate Secretary

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